UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-07460

Exact name of registrant as specified in charter:
Delaware Investments Dividend and Income Fund, Inc.

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2007

Item 1. Reports to Stockholders

Annual Report	Delaware
Investments
Dividend and
Income Fund, Inc.
November 30, 2007

Closed-end

Table of contents

> Portfolio management review	1
> Performance summary	4
> Sector allocation and top 10 equity holdings	6
> Statement of net assets	8
> Statement of operations	17
> Statements of changes in net assets	18
> Statement of cash flows	19
> Financial highlights	20
> Notes to financial statements	21
> Report of independent registered public accounting firm	26
> Other Fund information	27
> Board of trustees/directors and officers addendum	32
> About the organization	34

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.
© 2008

Portfolio management review

Delaware Investments Dividend and Income Fund, Inc.

Dec. 11, 2007

The managers of Delaware Investments Dividend and Income Fund, Inc. provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended Nov. 30, 2007.

How would you describe the investment environment during the year ended Nov. 30, 2007?

Stocks turned in only moderate gains during the past year, in the face of a slowing economy, declining corporate earnings growth, and a weaker housing market. Equity markets rose steadily early in the period. The sanguine conditions were interrupted, however, by a brief but sharp correction in late February and early March, as investors around the globe came to terms with weaker-than-expected economic data in the U.S.

Stocks recovered throughout the spring, but conditions deteriorated during summer months as investors, already nervous about rising energy prices and other pressures on consumer spending, began to focus more intently on the difficult conditions for homeowners and homebuilders. Falling home prices and rising interest rates triggered an increase in mortgage defaults and substantial losses for banks and home lenders. Financial institutions that had invested in securities backed by the riskiest loans faced some of the steepest losses overall. Lenders responded by dramatically tightening their borrowing requirements.

In this environment, nervous investors fled the stock market between mid-July and mid-August, while the bond market also went through a severe period of stagnation over several weeks in the summer.

Equity markets staged a temporary recovery in September after the Federal Reserve cut interest rates several times. The Fed’s interest rate cuts weren’t enough to satisfy investor anxiety, however. Markets fell sharply again during the fiscal period’s final month, overcome by losses associated with the subprime mortgage crisis, as well as potentially meager consumer spending.

After several years of strong performance, REITs underperformed other stocks for the period. The FTSE NAREIT Equity REITs Index (which tracks the performance of U.S. REITs) returned -12.62% for one year ended Nov. 30, 2007.

Noninvestment grade, high yield bonds managed a positive performance of 2.69% for the same one-year period, despite the severe market conditions in August and a focus by investors on higher-quality investments as the year progressed (source: Lehman Brothers).

How did the Fund perform during the 12 months ended Nov. 30, 2007?

For its fiscal year ended Nov. 30, 2007, Delaware Investments Dividend and Income Fund, Inc. returned -0.94% at net asset value (NAV) and -5.99% at market value (MV) (both figures reflect reinvestment of all distributions). For the complete, annualized performance of Delaware Investments Dividend and Income Fund, Inc., please see the table on page 4. By comparison, the Fund’s all-equity benchmark — the S&P 500 Index — advanced 7.72% for the same period (the index does not have a market value). The Fund’s peer group, as measured by the Lipper Closed-end Income and Preferred Stock Funds Average, returned -6.26% at NAV and -11.25% at MV over that period.

What factors influenced the Fund’s fiscal year performance?

As a whole, the Fund underperformed its benchmark. One noteworthy reason for the underperformance was the Fund’s allocation to REITs. One of the primary strategies employed by this income-oriented fund is to invest in REITs for both their relatively high income potential and low correlation with other Fund assets. REITs as an asset class significantly underperformed the broad U.S. stock market during the period. REITs are not well represented in the S&P 500 Index; consequently, underperformance by REITs tends to serve as a drag on fund performance versus the benchmark. Further contributing to

The views expressed are current as of the date of this report and are subject to change.

(continues)    1

Portfolio management review

Delaware Investments Dividend and Income Fund, Inc.

underperformance were the Fund’s domestic large-cap value equity holdings, where performance trailed the broad stock market as represented by the S&P 500 Index.

The Fund did pick up a measure of performance versus the S&P 500 Index from various individual holdings and sectors across the portfolio. Listed below are some positive and negative influences on performance, including individual holdings, within significant areas of the Fund’s investment portfolio.

Domestic equity

In the equity portion of the Fund, an underweight allocation in the energy sector had a negative impact on performance as rising commodity prices propelled energy sector shares during the period. Likewise, an underweight position versus the S&P 500 Index (which we use as our benchmark index for equity sector weightings) in the cyclically-oriented industrials sector detracted from Fund returns. Disappointing stock selection in the consumer discretionary sector also hurt Fund returns relative to the performance benchmark.

Our decision to underweight companies within the financial sector helped the Fund’s performance, since financial companies as a whole were negatively impacted by the subprime mortgage crisis. Yet, several of our individual financial services holdings still hurt performance.

We generally sought to reduce risk within the Fund. We believed a more defensive posture was best in light of slowing economic and corporate earnings growth. In general, we favored stocks with higher dividend yields, lower valuations, and potential for more predictable earnings over time.

We were overweight versus the S&P 500 Index in healthcare, telecommunication services and, for part of the period, consumer staples stocks because we believe company earnings within these sectors have tended to be relatively stable when the economy has experienced a slowdown. We were underweight in cyclical (economically sensitive) sectors such as energy and industrials. Finally, we continued to focus on undervalued companies with stronger balance sheets, whose increased financial flexibility can be valuable to investors during difficult economic times.

With respect to specific securities, our investment in Washington Mutual, whose business is heavily tied to mortgage lending, detracted from performance. Midwest-based bank Huntington Bancshares was another disappointment. We believe the combination of challenging interest rate conditions in recent years, along with its exposure to the slower mid-west economy and troubled U.S. auto industry conspired to hurt Huntington’s stock price.

The Fund’s healthcare investments, including Merck and Baxter International, contributed to performance. Pharmaceutical maker Merck has benefited from a strong pipeline of promising new products and exceeded analysts’ relatively low earnings expectations. We exited our position in Merck during the fiscal year. Baxter International performed well thanks to growing sales and earnings.

REITs

As part of its strategy aimed at generating income from multiple asset types, Delaware Investments Dividend and Income Fund, Inc. held a significant allocation in equity REITs, an asset class that struggled this year, detracting from Fund performance compared to the S&P 500 Index.

REITs were relatively stable at the outset, but their stock prices fell sharply through most of 2007. During the five years leading up to this slowdown, domestic REITs enjoyed annual compound returns exceeding 20%, outperforming all major domestic stock indices.* REIT returns in these prior periods were fueled by historically low interest rates and massive injections of liquidity engineered by the Federal Reserve as it sought to stimulate the economy. The actions created a boom in residential real estate markets. In REIT markets, this led to a major inflow of capital, fueling acquisitions and privatizations and pushing valuations ever higher. By February 2007, the REIT market had peaked, with valuations hitting all-time highs.

*Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

The downturn that followed was spurred by surging default rates on subprime mortgages. These defaults were accompanied by softening home sales, failing mortgage companies, and dramatic write-downs by major investment and money-center banks. The result was a tightening of credit standards and a drying up of the liquidity that had fueled acquisition and buyout activity earlier in the period.

Office REITs, such as Alexandria Real Estate Equities, helped us post positive results in a sector that experienced a setback during the period. Our outperformance was greatly enhanced by the takeover of Hilton Hotels.

Our weakest contributors included: Apartment Investment and Management Company, Starwood Hotels and Resorts, Brandywine Realty Trust, Mack-Cali Realty, and Duke Realty. We sold Brandywine, Mack-Cali and Duke because we anticipated declines in suburban office fundamentals such as increased supply, weaker job growth, and slowing rent growth. Sectors in which our stock picks detracted included specialty and diversified.

High yield fixed income

With regard to the Fund’s high yield fixed income investments, the higher credit quality sectors (e.g., BB-rated bonds in particular) outperformed lower credit quality sectors (CCC-rated bonds) during the fiscal period. The high yield sectors that contributed to performance were integrated energy, health insurance, and life insurance. The worst-performing areas of the market were home builders, brokerage, and financials. We believe the subprime crisis contributed to a deterioration in liquidity in the high yield market and a negative trend in technicals. This caused an almost complete cessation of new-deal issuance in July and a pronounced deterioration in secondary market trading. This situation was exacerbated by the $350 billion backlog of leverage buyout (LBO) financing that has yet to be issued. Furthermore, issuance of collateralized loan obligations all but dried up, making it more difficult to issue the bank-loan portion of the LBO calendar. During September, liquidity improved and there was a resurgence in the new-issue market for existing high yield companies, as some seasoned issuers brought to market bond deals that were well received.

We generally favored B-rated credits over higher-quality credits, given the additional yield compensation for the risk accepted. The utility, energy, and capital goods sectors were the strongest relative contributors to performance.

Performance summary

Delaware Investments Dividend and Income Fund, Inc.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal. Please obtain the performance data for the most recent month end by calling 800 523-1918.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund.

Fund performance
Average annual total returns
Through Nov. 30, 2007	1 year	5 years	10 years	Lifetime
At market price	-5.99%	+12.23%	+5.99%	+8.47%
At net asset value	-0.94%	+14.35%	+7.15%	+9.74%

High yielding noninvestment grade bonds (“junk bonds”) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

Funds that invest in REITs are subject to many of the risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real-estate values and general and local economic conditions.

Diversification does not assure a profit or protect against loss in a declining market.

Returns reflect reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 6%. Performance since inception does not include the sales charge or any brokerage commissions for purchases made since inception. Past performance is not a guarantee of future results.

The performance table above and the graph on page 5 do not reflect the deduction of taxes the shareholder would pay on Fund distributions or sales of Fund shares.

Fund basics
As of Nov. 30, 2007

Fund objective
The Fund seeks to achieve high current income. Capital appreciation is a secondary objective.

Total Fund net assets
$124 million

Number of holdings
347

Fund start date
March 26, 1993

NYSE symbol
DDF

Market price versus net asset value
Nov. 30, 2006, through Nov. 30, 2007

	Starting value	Ending value
	(Nov. 30, 2006)	(Nov. 30, 2007)
Delaware Investments Dividend and Income Fund, Inc. @ NAV	$14.20	$11.85
Delaware Investments Dividend and Income Fund, Inc. @ Market Price	$13.46	$10.66

Past performance is not a guarantee of future results.

Performance of a $10,000 Investment
Nov. 30, 1997, through Nov. 30, 2007

	Starting value	Ending value
	(Nov. 30, 1997)	(Nov. 30, 2007)
Delaware Investments Dividend and Income Fund, Inc. @ NAV	$10,000	$19,924
Delaware Investments Dividend and Income Fund, Inc. @ Market Price	$10,000	$17,899
Lipper Closed-end Income and Preferred Stock Funds Average @ Market Price	$10,000	$17,879
Lipper Closed-end Income and Preferred Stock Funds Average @ NAV	$10,000	$17,420

The chart assumes $10,000 invested in the Fund on Nov. 30, 1997, and includes the reinvestment of all distributions at market value. The chart assumes $10,000 invested in the Lipper Closed-end Income and Preferred Stock Funds Average at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Investments Dividend and Income Fund, Inc. was initially offered with a sales charge of 6%. Performance does not include fees, the initial sales charge, or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

Lipper Closed-end Income and Preferred Stock Funds Average represents the average return of closed-end income and preferred stock mutual funds tracked by Lipper (source: Lipper). You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Sector allocation and top 10 equity holdings

Delaware Investments Dividend and Income Fund, Inc.

As of November 30, 2007

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets
Common Stock	80.72%
Consumer Discretionary	5.82%
Consumer Staples	8.43%
Diversified REITs	0.38%
Energy	3.96%
Financials	11.54%
Health Care	10.04%
Health Care REITs	2.67%
Hotel REITs	1.40%
Industrial REITs	2.89%
Industrials	5.13%
Information Technology	9.47%
Mall REITs	4.14%
Manufactured Housing REITs	0.55%
Materials	1.87%
Mortgage REITs	0.24%
Multifamily REITs	1.75%
Office REITs	2.48%
Self-Storage REITs	0.83%
Shopping Center REITs	0.79%
Specialty Retail	0.47%
Telecommunications	3.66%
Utilities	2.21%
Convertible Preferred Stock	4.05%
Automobiles & Automotive Parts	0.20%
Banking, Finance & Insurance	0.93%
Basic Materials	0.70%
Cable, Media & Publishing	0.27%
Energy	0.55%
Health Care & Pharmaceuticals	0.33%
Telecommunications	0.32%
Utilities	0.75%
Preferred Stock	2.72%
Leisure, Lodging & Entertainment	0.72%
Real Estate	2.00%
Convertible Bonds	11.61%
Aerospace & Defense	0.88%
Banking, Finance & Insurance	0.22%
Cable, Media & Publishing	0.43%
Computers & Technology	3.58%
Energy	1.41%
Health Care & Pharmaceuticals	1.87%
Leisure, Lodging & Entertainment	0.31%
Real Estate	0.72%
Retail	0.58%
Telecommunications	0.76%
Transportation	0.53%
Utilities	0.32%
Corporate Bonds	29.50%
Basic Industries	2.66%
Brokerage	0.41%
Capital Goods	1.71%
Consumer Cyclical	3.54%
Consumer Non-Cyclical	1.42%
Energy	4.13%
Finance & Investments	0.50%
Media	3.09%
Real Estate	0.46%
Services Cyclical	3.84%
Services Non-Cyclical	1.77%
Technology & Electronics	0.39%
Telecommunications	3.77%
Utilities	1.81%
Senior Secured Loans	3.70%
Warrant	0.00%
Discount Note	2.37%
Securities Lending Collateral	14.28%
Total Value of Securities	148.95%
Obligation to Return Securities Lending Collateral	(14.28%)
Borrowing Under Line of Credit	(16.14%)
Commercial Paper Payable	(19.31%)
Receivables and Other Assets Net of Liabilities	0.78%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets
Simon Property Group	2.30%
Gap	2.22%
Progress Energy	2.20%
Abbott Laboratories	2.20%
Baxter International	2.17%
Safeway	2.10%
Chubb	2.09%
Heinz (H.J.)	2.08%
Chevron	2.02%
Hartford Financial Services Group	2.00%

Statement of net assets

Delaware Investments Dividend and Income Fund, Inc.

November 30, 2007

	Number of
	Shares	Value
Common Stock – 80.72%
Consumer Discretionary – 5.82%
†@Õ=Avado Brands	1,390	$0
Gap	135,000	2,754,000
Limited Brands	91,200	1,831,296
Mattel	101,200	2,021,976
Starwood Hotels &
Resorts Worldwide	11,300	606,584
†Time Warner Cable Class A	7	182
		7,214,038
Consumer Staples – 8.43%
B&G Foods Class A	40,900	437,221
Heinz (H.J.)	54,400	2,573,120
*Kimberly-Clark	34,700	2,422,407
Kraft Foods Class A	69,800	2,411,590
Safeway	74,800	2,603,040
		10,447,378
Diversified REITs – 0.38%
*iStar Financial	16,000	468,320
		468,320
Energy – 3.96%
Chevron	28,500	2,501,445
ConocoPhillips	30,100	2,409,204
		4,910,649
Financials – 11.54%
Allstate	45,400	2,320,848
Chubb	47,400	2,585,669
Discover Financial Services	125,300	2,176,461
Hartford Financial Services Group	26,000	2,478,320
Highland Distressed Opportunities	20,800	196,768
Huntington Bancshares	28,500	447,165
Morgan Stanley	38,700	2,040,264
Wachovia	8,200	352,600
*Washington Mutual	87,100	1,698,450
		14,296,545
Health Care – 10.04%
Abbott Laboratories	47,300	2,720,223
Baxter International	45,000	2,694,150
Bristol-Myers Squibb	81,700	2,420,771
Pfizer	101,000	2,399,760
Wyeth	45,000	2,209,500
		12,444,404
Health Care REITs – 2.67%
Health Care Property Investors	23,500	786,075
*Health Care REIT	9,500	425,695
*Medical Properties Trust	33,700	378,114
*Nationwide Health Properties	22,000	688,160
*Ventas	23,600	1,028,960
		3,307,004
Hotel REITs – 1.40%
Ashford Hospitality Trust	33,700	260,838
Hersha Hospitality Trust	94,300	959,974
Host Hotels & Resorts	27,100	520,049
		1,740,861
Industrial REITs – 2.89%
*AMB Property	21,900	1,339,404
First Potomac Realty Trust	13,400	252,724
ProLogis	30,500	1,995,310
		3,587,438
Industrials – 5.13%
*Donnelley (R.R.) & Sons	58,900	2,159,415
Genesis Lease ADR	51,000	943,500
Grupo Aeroportuario del Centro
Norte ADR	10,200	276,114
*Macquarie Infrastructure	12,800	515,840
†Northwest Airlines	191	3,464
†@Õ=Port Townsend	350	218,400
Waste Management	65,400	2,244,528
		6,361,261
Information Technology – 9.47%
Hewlett-Packard	47,200	2,414,752
Intel	93,000	2,425,440
*International Business Machines	21,100	2,219,298
Motorola	145,700	2,326,829
*Xerox	139,100	2,348,008
		11,734,327
Mall REITs – 4.14%
General Growth Properties	25,706	1,193,787
Macerich	14,000	1,087,100
Simon Property Group	28,900	2,845,205
		5,126,092
Manufactured Housing REITs – 0.55%
Equity Lifestyle Properties	11,200	519,568
*Sun Communities	6,700	164,016
		683,584
Materials – 1.87%
duPont (E.I.) deNemours	50,200	2,316,730
		2,316,730
Mortgage REITs – 0.24%
†Chimera Investment	19,000	294,690
		294,690
Multifamily REITs – 1.75%
*American Campus Communities	14,500	374,970
*Apartment Investment &
Management	16,600	660,182
Camden Property Trust	7,300	384,053
Equity Residential	20,000	744,200
		2,163,405
Office REITs – 2.48%
*Alexandria Real Estate Equities	8,900	874,247
Duke Realty	17,100	449,559
Highwoods Properties	10,900	345,857
*Parkway Properties	15,000	593,550
PS Business Parks	8,500	458,575
SL Green Realty	3,400	353,260
		3,075,048

	Number of
	Shares	Value
Common Stock (continued)
Self-Storage REITs – 0.83%
Public Storage	13,300	$1,028,622
		1,028,622
Shopping Center REITs – 0.79%
Cedar Shopping Centers	44,500	520,650
*Equity One	12,500	295,875
Ramco-Gershenson Properties	6,400	161,920
		978,445
Specialty Retail – 0.47%
*Entertainment Properties Trust	11,000	586,190
		586,190
Telecommunications – 3.66%
AT&T	58,500	2,235,285
†Century Communications	500,000	325
Verizon Communications	53,100	2,294,451
		4,530,061
Utilities – 2.21%
*†Mirant	189	7,294
Progress Energy	55,900	2,729,038
		2,736,332
Total Common Stock
(cost $87,905,276)		100,031,424

Convertible Preferred Stock – 4.05%
Automobiles & Automotive Parts – 0.20%
General Motors 5.25%
exercise price $64.90,
expiration date 3/6/32	12,225	244,133
		244,133
Banking, Finance & Insurance – 0.93%
Aspen Insurance 5.625%
exercise price $29.28,
expiration date 12/31/49	8,800	492,800
•Citigroup Funding 4.583%
exercise price $29.50,
expiration date 9/27/08	19,000	495,329
XL Capital 7.00%
exercise price $80.59,
expiration date 2/15/09	8,000	171,360
		1,159,489
Basic Materials – 0.70%
Freeport-McMoRan Copper &
Gold 6.75%
exercise price $73.50,
expiration date 5/1/10	2,700	394,200
Huntsman 5.00%
exercise price $27.90,
expiration date 2/16/08	9,900	476,438
		870,638
Cable, Media & Publishing – 0.27%
#Interpublic Group 144A
5.25% exercise price $13.66,
expiration date 12/31/49	360	332,595
		332,595
Energy – 0.55%
Chesapeake Energy 4.50%
exercise price $44.17,
expiration date 12/31/49	3,650	384,163
El Paso Energy Capital Trust I
4.75% exercise price $41.59,
expiration date 3/31/28	5,250	206,850
McMoRan Exploration
6.75% exercise price $12.40,
expiration date 11/15/10	1,000	96,000
		687,013
Health Care & Pharmaceuticals – 0.33%
Schering-Plough 6.00%
exercise price $33.69,
expiration date 8/13/10	1,500	405,938
		405,938
Telecommunications – 0.32%
Lucent Technologies Capital Trust I
7.75% exercise price $24.80,
expiration date 3/15/17	425	394,134
		394,134
Utilities – 0.75%
Entergy 7.625% exercise price
$87.46, expiration date 2/17/09	6,750	482,625
NRG Energy 5.75%
exercise price $30.23,
expiration date 3/16/09	1,225	450,494
		933,119
Total Convertible Preferred Stock
(cost $4,710,702)		5,027,059

Preferred Stock – 2.72%
Leisure, Lodging & Entertainment – 0.72%
Red Lion Hotels Capital Trust 9.50%	36,249	891,725
		891,725
Real Estate – 2.00%
*Equity Inns Series B 8.75%	34,400	638,550
SL Green Realty 7.625%	77,100	1,840,377
		2,478,927
Total Preferred Stock
(cost $3,693,725)		3,370,652

	Principal
	Amount
Convertible Bonds – 11.61%
Aerospace & Defense – 0.88%
#AAR 144A 1.75% 2/1/26
exercise price $29.43,
expiration date 2/1/26	$260,000	335,075
EDO 4.00% 11/15/25 exercise price
$34.19, expiration date 11/15/25	235,000	392,156
#L-3 Communications 144A
3.00% 8/1/35 exercise price
$101.70, expiration date 8/1/35	290,000	361,413
		1,088,644

(continues)     9

Statement of net assets

Delaware Investments Dividend and Income Fund, Inc.

	Principal
	Amount	Value
Convertible Bonds (continued)
Banking, Finance & Insurance – 0.22%
•#U.S. Bancorp 144A
3.838% 9/20/36
exercise price $38.28,
expiration date 9/20/36	$275,000	$275,743
		275,743
Cable, Media & Publishing – 0.43%
#Playboy Enterprises 144A
3.00% 3/15/25 exercise price
$17.02, expiration date 3/15/25	600,000	534,750
		534,750
Computers & Technology – 3.58%
Advanced Micro Devices
6.00% 5/1/15
exercise price $28.08,
expiration date 5/1/15	230,000	183,713
#Advanced Micro Devices 144A
6.00% 5/1/15
exercise price $28.08,
expiration date 5/1/15	450,000	359,438
Euronet Worldwide
3.50% 10/15/25
exercise price $40.48,
expiration date 10/15/25	405,000	439,931
Fairchild Semiconductor
5.00% 11/1/08
exercise price $30.00,
expiration date 11/1/08	410,000	407,950
Flextronics International
1.00% 8/1/10
exercise price $15.53,
expiration date 8/1/10	400,000	408,000
Hutchinson Technology
3.25% 1/15/26
exercise price $36.43,
expiration date 1/15/26	340,000	331,075
#Informatica 144A 3.00% 3/15/26
exercise price $20.00,
expiration date 3/15/26	510,000	566,737
#Intel 144A 2.95% 12/15/35
exercise price $31.53,
expiration date 12/15/35	255,000	272,850
*ON Semiconductor
2.625% 12/15/26
exercise price $10.50,
expiration date 12/15/26	575,000	645,437
SanDisk 1.00% 5/15/13
exercise price $82.36,
expiration date 5/15/13	280,000	237,300
#Sybase 144A 1.75% 2/22/25
exercise price $25.22,
expiration date 2/22/25	500,000	578,124
		4,430,555
Energy – 1.41%
Halliburton 3.125% 7/15/23
exercise price $18.76,
expiration date 7/15/23	250,000	491,250
*Peabody Energy
4.75% 12/15/41
exercise price $58.45,
expiration date 12/15/41	280,000	336,700
Pride International 3.25% 5/1/33
exercise price $25.70,
expiration date 5/1/33	230,000	307,050
Schlumberger 2.125% 6/1/23
exercise price $40.00,
expiration date 6/1/23	260,000	609,700
		1,744,700
Health Care & Pharmaceuticals – 1.87%
#Allergan 144A 1.50% 4/1/26
exercise price $63.33,
expiration date 4/1/26	415,000	503,706
Amgen 0.375% 2/1/13
exercise price $79.48,
expiration date 2/1/13	235,000	220,019
#Amgen 144A 0.375% 2/1/13
exercise price $79.48,
expiration date 2/1/13	165,000	154,481
•Bristol-Myers Squibb
5.194% 9/15/23
exercise price $41.28,
expiration date 9/15/23	300,000	298,800
CV Therapeutics 3.25% 8/16/13
exercise price $27.00,
expiration date 8/16/13	125,000	101,719
LifePoint Hospitals
3.50% 5/15/14
exercise price $51.79,
expiration date 5/14/14	110,000	100,650
Teva Pharmaceutical Finance
0.25% 2/1/26
exercise price $47.06,
expiration date 2/1/26	345,000	354,488
*•Wyeth 4.886% 1/15/24
exercise price $60.09,
expiration date 1/15/24	550,000	587,493
		2,321,356
Leisure, Lodging & Entertainment – 0.31%
#International Game Technology
144A 2.60% 12/15/36
exercise price $61.78,
expiration date 12/15/36	375,000	382,031
		382,031
Real Estate – 0.72%
#General Growth Properties 144A
3.98% 4/15/27
exercise price $88.72,
expiration date 4/15/27	445,000	384,369

	Principal
	Amount	Value
Convertible Bonds (continued)
Real Estate (continued)
Health Care REIT 4.75% 12/1/26
exercise price $47.82,
expiration date 12/1/26	$255,000	$270,619
MeriStar Hospitality 9.50% 4/1/10
exercise price $10.18,
expiration date 4/1/10	230,000	236,095
		891,083
Retail – 0.58%
Pantry 3.00% 11/15/12
exercise price $50.10,
expiration date 11/15/12	180,000	165,375
#Saks 144A 2.00% 3/15/24
exercise price $11.97,
expiration date 3/15/24	160,000	282,800
#United Auto Group 144A
3.50% 4/1/26
exercise price $23.69,
expiration date 4/1/26	260,000	275,600
		723,775
Telecommunications – 0.76%
Level 3 Communications
3.50% 6/15/12
exercise price $5.46,
expiration date 6/15/12	165,000	150,563
NII Holdings 3.125% 6/15/12
exercise price $118.32,
expiration date 6/15/12	410,000	363,874
#Nortel Networks 144A
1.75% 4/15/12
exercise price $32.00,
expiration date 4/15/12	115,000	96,744
2.125% 4/15/14
exercise price $32.00,
expiration date 4/15/14	115,000	93,725
Qwest Communications
International 3.50% 11/15/25
exercise price $5.90,
expiration date 11/15/25	180,000	233,325
		938,231
Transportation – 0.53%
#ExpressJet 144A 4.25% 8/1/23
exercise price $18.20,
expiration date 8/1/23	200,000	192,500
JetBlue Airways
3.50% 7/15/33
exercise price $28.33,
expiration date 7/15/33	275,000	268,468
3.75% 3/15/35
exercise price $17.10,
expiration date 3/15/35	225,000	199,688
		660,656
Utilities – 0.32%
#CenterPoint Energy 144A
3.75% 5/15/23
exercise price $11.18,
expiration date 5/15/23	250,000	400,313
†Mirant (Escrow) 2.50% 6/15/21
exercise price $67.95,
expiration date 6/15/21	180,000	—
		400,313
Total Convertible Bonds
(cost $13,542,145)		14,391,837

Corporate Bonds – 29.50%
Basic Industries – 2.66%
*AK Steel 7.75% 6/15/12	175,000	175,438
Bowater 9.00% 8/1/09	50,000	48,125
Foundation Pennsylvania Coal
7.25% 8/1/14	280,000	270,900
Freeport McMoRan Copper &
Gold 8.25% 4/1/15	135,000	144,450
Georgia-Pacific
7.70% 6/15/15	130,000	127,075
8.875% 5/15/31	255,000	248,625
#GTL Trade Finance 144A
7.25% 10/20/17	100,000	102,515
Hexion US Finance
9.75% 11/15/14	215,000	232,200
*#Ineos Group Holdings 144A
8.50% 2/15/16	130,000	117,650
Lyondell Chemical
8.00% 9/15/14	175,000	199,063
8.25% 9/15/16	50,000	58,875
#MacDermid 144A
9.50% 4/15/17	335,000	305,687
Norske Skog Canada
8.625% 6/15/11	165,000	137,775
‡Port Townsend Paper
12.431% 8/27/12	168,000	168,000
Potlatch 13.00% 12/1/09	250,000	285,232
•#Ryerson 144A 12.574% 11/1/14	125,000	120,938
#Sappi Papier Holding 144A
6.75% 6/15/12	275,000	271,424
#Steel Dynamics 144A
6.75% 4/1/15	100,000	96,000
7.375% 11/1/12	65,000	64,838
Verso Paper Holdings
9.125% 8/1/14	120,000	119,850
		3,294,660
Brokerage – 0.41%
LaBranche
9.50% 5/15/09	265,000	266,325
11.00% 5/15/12	244,000	242,170
		508,495

(continues)     11

Statement of net assets

Delaware Investments Dividend and Income Fund, Inc.

	Principal
	Amount	Value
Corporate Bonds (continued)
Capital Goods – 1.71%
*Berry Plastics Holding
8.875% 9/15/14	$205,000	$198,850
CPG International I
10.50% 7/1/13	200,000	193,000
*Graham Packaging
9.875% 10/15/14	150,000	138,375
Graphic Packaging International
8.50% 8/15/11	170,000	168,300
*#Hawker Beechcraft Acquisition
144A 9.75% 4/1/17	120,000	121,500
Interface 10.375% 2/1/10	215,000	226,288
Intertape Polymer 8.50% 8/1/14	165,000	151,388
Koppers Industries
9.875% 10/15/13	110,000	116,050
#Momentive Performance
Materials 144A
9.75% 12/1/14	240,000	223,800
•NXP BV Funding
7.993% 10/15/13	115,000	109,106
*Smurfit-Stone Container
Enterprises 8.00% 3/15/17	195,000	188,175
Trimas 9.875% 6/15/12	288,000	285,119
		2,119,951
Consumer Cyclical – 3.54%
*#Allison Transmission 144A
11.00% 11/1/15	135,000	130,613
Carrols 9.00% 1/15/13	250,000	231,875
Ford Motor 7.45% 7/16/31	415,000	315,400
Ford Motor Credit
*7.375% 10/28/09	300,000	284,162
7.80% 6/1/12	295,000	263,150
•7.993% 1/13/12	125,000	109,011
General Motors
6.375% 5/1/08	300,000	297,750
*8.375% 7/15/33	740,000	617,899
GMAC
4.375% 12/10/07	75,000	74,936
•6.119% 5/15/09	287,000	269,009
6.875% 9/15/11	550,000	480,918
6.875% 8/28/12	310,000	263,797
KB Home 8.625% 12/15/08	115,000	112,988
Lear 8.75% 12/1/16	490,000	453,250
Neiman Marcus Group PIK
9.00% 10/15/15	230,000	240,350
NPC International 9.50% 5/1/14	85,000	76,075
*#Tenneco 144A 8.125% 11/15/15	75,000	75,188
#USI Holdings 144A
9.75% 5/15/15	115,000	96,600
		4,392,971
Consumer Non-Cyclical – 1.42%
ACCO Brands 7.625% 8/15/15	110,000	99,000
American Achievement
8.25% 4/1/12	60,000	58,800
Chiquita Brands International
8.875% 12/1/15	245,000	226,625
*Constellation Brands
8.125% 1/15/12	175,000	175,000
Cott Beverages 8.00% 12/15/11	230,000	211,600
Jarden 7.50% 5/1/17	240,000	217,200
National Beef Packing
10.50% 8/1/11	210,000	204,225
Pilgrim’s Pride 8.375% 5/1/17	573,000	564,405
		1,756,855
Energy – 4.13%
AmeriGas Partners
7.125% 5/20/16	195,000	188,175
Chesapeake Energy
*6.375% 6/15/15	155,000	149,575
6.625% 1/15/16	95,000	92,625
Compton Petroleum Finance
7.625% 12/1/13	375,000	352,500
Dynergy Holdings 7.75% 6/1/19	595,000	538,474
El Paso
*6.875% 6/15/14	130,000	131,031
7.00% 6/15/17	225,000	226,613
#El Paso Performance-Linked Trust
144A 7.75% 7/15/11	175,000	184,140
Energy Partners 9.75% 4/15/14	225,000	216,000
Ferrellgas Finance Escrow
6.75% 5/1/14	100,000	97,500
Geophysique-Veritas
7.50% 5/15/15	30,000	30,375
7.75% 5/15/17	135,000	136,350
#Hilcorp Energy I 144A
7.75% 11/1/15	120,000	116,700
9.00% 6/1/16	275,000	281,875
Inergy Finance
6.875% 12/15/14	150,000	145,500
8.25% 3/1/16	75,000	77,813
#Key Energy Services 144A
8.375% 12/1/14	140,000	141,050
Mariner Energy 8.00% 5/15/17	200,000	190,000
Massey Energy
6.625% 11/15/10	50,000	48,875
6.875% 12/15/13	195,000	185,250
#OPTI Canada 144A
7.875% 12/15/14	85,000	83,300
8.25% 12/15/14	35,000	34,650
PetroHawk Energy
9.125% 7/15/13	240,000	253,200
Plains Exploration & Production
7.00% 3/15/17	145,000	138,475

	Principal
	Amount	Value
Corporate Bonds (continued)
Energy (continued)
Regency Energy Partners
8.375% 12/15/13	$156,000	$163,800
Seitel 9.75% 2/15/14	230,000	200,100
#Stallion Oilfield Services 144A
9.75% 2/1/15	125,000	115,625
Whiting Petroleum 7.25% 5/1/13	235,000	230,300
Williams 7.50% 1/15/31	335,000	365,150
		5,115,021
Finance & Investments – 0.50%
#Algoma Acquisition 144A
9.875% 6/15/15	90,000	72,450
#HUB International Holdings 144A
10.25% 6/15/15	100,000	86,250
Leucadia National
8.125% 9/15/15	240,000	240,000
#Nuveen Investments 144A
10.50% 11/15/15	225,000	223,313
		622,013
Media – 3.09%
*CCH I Holdings 13.50% 1/15/14	350,000	269,500
Charter Communication
Holdings 13.50% 1/15/11	585,000	500,174
Dex Media West
9.875% 8/15/13	250,000	260,313
Idearc 8.00% 11/15/16	460,000	432,399
Insight Midwest 9.75% 10/1/09	85,000	85,213
Intelsat 11.25% 6/15/16	215,000	223,600
#Lamar Media 144A
6.625% 8/15/15	85,000	81,175
#LBI Media 144A 8.50% 8/1/17	125,000	121,250
Mediacom Capital
9.50% 1/15/13	440,000	411,400
NTL Cable 9.125% 8/15/16	230,000	230,000
#Quebecor Media 144A
7.75% 3/15/16	225,000	210,938
#Quebecor World 144A
9.75% 1/15/15	225,000	180,000
RH Donnelley 8.875% 1/15/16	130,000	123,500
#RH Donnelley 144A
8.875% 10/15/17	255,000	241,613
*#Univision Communications PIK
144A 9.75% 3/15/15	245,000	229,075
WMG Acquisition
7.375% 4/15/14	270,000	227,813
		3,827,963
Real Estate – 0.46%
BF Saul REIT 7.50% 3/1/14	286,000	273,130
*Host Hotels & Resorts
7.125% 11/1/13	220,000	221,650
Rouse 7.20% 9/15/12	75,000	72,119
		566,899
Services Cyclical – 3.84%
Aramark 8.50% 2/1/15	325,000	327,844
#Cardtronics 144A 9.25% 8/15/13	100,000	96,500
Corrections Corporation of
America 7.50% 5/1/11	125,000	127,188
FTI Consulting 7.625% 6/15/13	450,000	461,249
#Galaxy Entertainment Finance
144A 9.875% 12/15/12	250,000	263,750
Gaylord Entertainment
8.00% 11/15/13	120,000	120,000
Global Cash Access
8.75% 3/15/12	25,000	22,688
Harrah’s Operating 6.50% 6/1/16	145,000	110,366
Hertz 8.875% 1/1/14	430,000	432,149
Kansas City Southern de Mexico
9.375% 5/1/12	400,000	424,000
Kansas City Southern Railway
9.50% 10/1/08	25,000	25,688
Majestic Star Casino
9.50% 10/15/10	360,000	348,300
Mandalay Resort Group
9.375% 2/15/10	90,000	93,375
9.50% 8/1/08	225,000	230,625
#Mobile Services Group 144A
9.75% 8/1/14	235,000	215,025
‡Northwest Airlines
10.00% 2/1/09	55,000	2,406
#Penhall International
144A 12.00% 8/1/14	105,000	97,125
#Pokagon Gaming Authority 144A
10.375% 6/15/14	400,000	429,999
*Rental Services 9.50% 12/1/14	425,000	396,313
Seabulk International
9.50% 8/15/13	250,000	265,938
#Seminole Indian Tribe of Florida
144A 7.804% 10/1/20	145,000	151,145
Station Casinos 6.625% 3/15/18	150,000	114,375
		4,756,048
Services Non-Cyclical – 1.77%
Allied Waste North America
7.375% 4/15/14	115,000	115,863
7.875% 4/15/13	215,000	221,988
Casella Waste Systems
9.75% 2/1/13	385,000	394,625
Community Health Systems
8.875% 7/15/15	335,000	340,025
HCA 9.625% 11/15/16	542,000	565,034
*HealthSouth 10.75% 6/15/16	70,000	72,450
Omnicare 6.875% 12/15/15	195,000	180,375
#Universal Hospital Services PIK
144A 8.50% 6/1/15	175,000	175,875
US Oncology 10.75% 8/15/14	135,000	132,975
		2,199,210

(continues)     13

Statement of net assets

Delaware Investments Dividend and Income Fund, Inc.

	Principal
	Amount	Value
Corporate Bonds (continued)
Technology & Electronics – 0.39%
Freescale Semiconductor
8.875% 12/15/14	$245,000	$225,094
Sungard Data Systems
9.125% 8/15/13	116,000	118,610
*10.25% 8/15/15	135,000	139,725
		483,429
Telecommunications – 3.77%
American Tower
7.125% 10/15/12	300,000	305,999
#American Tower 144A
7.00% 10/15/17	125,000	127,813
#Broadview Networks Holdings
144A 11.375% 9/1/12	135,00	142,050
•Centennial Communications
10.981% 1/1/13	225,000	231,188
Citizens Communications
7.125% 3/15/19	350,000	335,999
Cricket Communications
9.375% 11/1/14	255,000	238,425
#Digicel 144A 9.25% 9/1/12	275,000	277,750
•#Hellas Telecommunications
Luxembourg II 144A
10.993% 1/15/15	115,000	110,400
Hughes Network Systems
9.50% 4/15/14	325,000	329,062
¶Inmarsat Finance
10.375% 11/15/12	275,000	266,063
Level 3 Financing 9.25% 11/1/14	275,000	248,188
Lucent Technologies
6.45% 3/15/29	215,000	174,150
MetroPCS Wireless
9.25% 11/1/14	250,000	238,125
•#Nortel Networks 144A
9.493% 7/15/11	255,000	249,263
#PAETEC Holding 144A
9.50% 7/15/15	100,000	99,750
Qwest 7.50% 10/1/14	200,000	203,500
Qwest Capital Funding
7.25% 2/15/11	235,000	233,238
Rural Cellular
9.875% 2/1/10	275,000	286,687
•10.661% 11/1/12	75,000	76,875
Time Warner Telecom Holdings
9.25% 2/15/14	140,000	143,850
Triton PCS 8.50% 6/1/13	120,000	125,700
Windstream 8.125% 8/1/13	215,000	222,256
		4,666,331
Utilities – 1.81%
AES 7.75% 3/1/14	130,000	128,375
#AES 144A 8.00% 10/15/17	140,000	140,000
‡#Calpine 144A 8.496% 7/15/09	337,238	349,041
Elwood Energy 8.159% 7/5/26	271,201	286,910
Midwest Generation
8.30% 7/2/09	171,912	174,490
Mirant Americas Generation
8.30% 5/1/11	275,000	275,688
Mirant North America
7.375% 12/31/13	220,000	221,650
NRG Energy 7.375% 2/1/16	405,000	397,912
Orion Power Holdings
12.00% 5/1/10	250,000	273,750
		2,247,816
Total Corporate Bonds
(cost $37,292,156)		36,557,662

«Senior Secured Loans – 3.70%
Allied Waste North America
7.73% 3/28/14	100,000	95,833
ALLTEL 7.69% 12/21/14	120,000	114,600
Aramark 7.08% 1/26/14	120,000	114,150
Bausch & Lomb 8.34% 4/11/15	145,000	144,429
Building Materials
8.256% 2/22/14	99,750	85,328
Community Health Systems
7.61% 7/2/14	459,172	441,051
7.61% 8/25/14	10,828	10,400
DaimlerChrysler 13.51% 7/1/13	175,000	163,844
Dynegy Holdings
7.28% 4/2/13	100,000	94,126
7.65% 4/2/13	145,000	137,206
Energy Futures Holdings
7.565% 10/10/14	510,000	499,962
8.39% 10/10/14	415,000	406,961
Ford Motor 8.36% 11/29/13	148,127	138,347
Freescale Semiconductor
7.37% 12/1/13	119,698	112,037
Georgia Pacific Term Tranche
Loan B 7.115% 12/22/12	99,749	94,969
Goodyear Tire & Rubber
7.47% 4/30/14	125,000	117,500
Idearc 7.35% 11/1/14	99,749	95,655
Jarden 7.67% 1/24/12	124,680	119,848
MacDermid 7.45% 4/12/14	96,408	94,480
MetroPCS Wireless
9.70% 2/20/14	120,000	115,367
Solar Capital 7.53% 2/11/13	100,000	96,657
Stallion Oilfield Services
10.86% 6/12/13	125,000	123,125
Talecris Biotherapeutics 2nd Lien
11.85% 12/6/14	150,000	149,250
Telesat Canada 9.00% 2/14/08	400,000	388,000
Time Warner Telecom Holdings
7.62% 1/7/13	99,749	96,008
Tribune
8.49% 5/17/09	100,000	98,036
8.698% 5/30/14	100,000	87,200

	Principal
	Amount	Value
Senior Secured Loans (continued)
Univision Communications
7.60% 9/15/14	$250,000	$230,446
Windstream Term Loan B
6.86% 7/17/13	124,688	122,246
Total Senior Secured Loans
(cost $4,694,117)		4,587,061

	Number
	of Shares
Warrant – 0.00%
†#Solutia 144A exercise price $7.59,
expiration date 7/15/09	650	—
Total Warrant
(cost $55,294)		—

	Principal
	Amount
≠Discount Note – 2.37%
Federal Home Loan Bank
3.91% 12/3/07	$2,933,926	2,933,307
Total Discount Note
(cost $2,933,307)		2,933,307

Total Value of Securities Before
Securities Lending Collateral – 134.67%
(cost $154,826,722)		166,899,002

	Number
	of Shares
Securities Lending Collateral** – 14.28%
Investment Companies
Mellon GSL DBT II Collateral Fund 17,695,892		17,695,892
Total Securities Lending Collateral
(cost $17,695,892)		17,695,892

Total Value of Securities – 148.95%
(cost $172,522,614)		184,594,894 ©
Obligation to Return Securities
Lending Collateral** – (14.28%)		(17,695,892)
Borrowing Under Line of Credit – (16.14%)		(20,000,000)
Commercial Paper Payable – (19.31%)
(par $24,000,000)		(23,939,400)
Receivables and Other Assets
Net of Liabilities – 0.78%		968,511
Net Assets Applicable to 10,458,774
Shares Outstanding; Equivalent
to $11.85 Per Share – 100.00%		$123,928,113

Components of Net Assets at November 30, 2007:
Common stock, $0.01 par value, 500,000,000
shares authorized to the Fund	$112,392,634
Distributions in excess of net investment income	(161,155)
Accumulated net realized loss on investments	(390,710)
Net unrealized appreciation of investments	12,087,344
Total net assets	$123,928,113

†	Non-income producing security for the year ended November 30, 2007.

@	Illiquid security. At November 30, 2007, the aggregate amount of illiquid securities equals $218,400, which represented 0.18% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

Õ	Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At November 30, 2007, the aggregate amount of the restricted security equaled $218,400 or 0.18% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At November 30, 2007, the aggregate amount of fair valued securities equaled $218,400, which represented 0.18% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

*	Fully or partially on loan.

•	Variable rate security. The rate shown is the rate as of November 30, 2007.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2007, the aggregate amount of Rule 144A securities equaled $13,438,637, which represented 10.84% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

‡	Non-income producing security. Security is currently in default.

¶	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (‘LIBOR’) and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

≠	The rate shown is the yield at the time of purchase.

**	See Note 10 in “Notes to financial statements.”

©	Includes $17,161,513 of securities loaned.

Summary of Abbreviations
ADR — American Depositary Receipts
CDS — Credit default Swap
PIK — Payment-in-kind
REIT — Real Estate Investment Trust

(continues)     15

Statement of net assets

Delaware Investments Dividend and Income Fund, Inc.

The following swap contracts were outstanding at November 30, 2007:

Swap Contracts[1]
Credit Default Swap Contracts
		Annual
		Protection		Unrealized
Swap Counterparty &	Notional	Payments/	Termination	Appreciation
Referenced Obligation	Amount	Receipts	Date	(Depreciation)
Protection Purchased:
Lehman Brothers
Capmark Financial
Group 5 yr CDS	$70,000	1.65%	9/20/12	$12,703
Gannet 7 yr CDS	122,000	0.88%	9/20/14	282
New York Times
7 yr CDS	122,000	0.75%	9/20/14	401
Sara Lee 7 yr CDS	122,000	0.60%	9/20/14	(1,111)
				$12,275
Protection Sold:
Lehman Brothers
Reynolds American
5 yr CDS	244,000	1.00%	9/20/12	$3,076
				$3,076

The use of swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 9 in “Notes to financial statements.”

See accompanying notes

Statement of operations

Delaware Investments Dividend and Income Fund, Inc.

Year Ended November 30, 2007

Investment Income:
Dividends	$4,130,178
Interest	4,279,248
Securities lending income	73,748
Foreign tax withheld	(805)	$8,482,369

Expenses:
Management fees	1,069,288
Reports to shareholders	147,407
Commercial paper fees	110,361
Dividend disbursing and transfer agent fees and expenses	79,747
Accounting and administration expenses	76,551
Legal fees	62,086
NYSE fees	25,000
Audit and tax	18,636
Taxes (other than taxes on income)	17,734
Dues and services	8,216
Directors’ fees and benefits	7,510
Pricing fees	7,287
Custodian fees	4,935
Insurance fees	3,438
Consulting fees	2,468
Directors’ expenses	1,053
Registration fees	360	1,642,077
Less expense paid indirectly		(3,687)
Total operating expenses (before interest expense)		1,638,390
Interest expense		2,438,682
Total operating expenses		4,077,072
Net Investment Income		4,405,297

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on:
Investments		7,952,748
Swap contracts		8,339
Net realized gain		7,961,087
Net change in unrealized appreciation/depreciation of investments		(14,222,922)
Net Realized and Unrealized Loss on Investments		(6,261,835)

Net Decrease in Net Assets Resulting from Operations		$(1,856,538)

See accompanying notes

Statements of changes in net assets

Delaware Investments Dividend and Income Fund, Inc.

	Year Ended
	11/30/07	11/30/06
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,405,297	$5,327,889
Net realized gain on investments	7,961,087	8,223,470
Net change in unrealized appreciation/depreciation of investments	(14,222,922)	15,765,996
Net increase (decrease) in net assets resulting from operations	(1,856,538)	29,317,355

Dividends and Distributions to Shareholders from:[1]
Net investment income	(5,898,601)	(5,523,748)
Net realized gains	(9,732,411)	(6,644,356)
Tax return of capital	(6,965,444)	—
	(22,596,456)	(12,168,104)
Capital Share Transactions:
Cost of shares repurchased[2]	(7,943,167)	(7,463,110)
Decrease in net assets derived from capital share transactions	(7,943,167)	(7,463,110)
Net Increase (Decrease) in Net Assets	(32,396,161)	9,686,141

Net Assets:
Beginning of year	156,324,274	146,638,133
End of year (including distributions in excess of
net investment income of $161,155 and $110,456, respectively)	$123,928,113	$156,324,274

1 See Note 4 in “Notes to financial statements.”
2 See Note 6 in “Notes to financial statements.”

See accompanying notes

Statement of cash flows

Delaware Investments Dividend and Income Fund, Inc.

Year Ended November 30, 2007

Net Cash Provided by Operating Activities:
Net decrease in net assets resulting from operations	$(1,856,538)

Adjustments to reconcile net decrease in net assets from
operations to cash provided by operating activities:
Amortization of premium and discount on investments purchased	(52,375)
Purchase of investment securities	(91,517,341)
Purchase of short term investment securities	(1,394,747,590)
Proceeds from disposition of investment securities	112,007,994
Proceeds from disposition of short term investment securities	1,401,059,643
Net proceeds from swap contracts	13,317
Net realized gain from investment transactions	(7,952,748)
Net realized gain from swap contracts	(8,339)
Net change in net unrealized appreciation/depreciation of investments	14,222,922
Decrease in receivable for investments sold	1,758,967
Decrease in interest and dividends receivable and other assets	167,765
Decrease in payable for investments purchased	(1,927,354)
Increase in interest payable	9,910
Decrease in accrued expenses and other liabilities	(17,826)
Total adjustments	33,016,945
Net cash provided by operating activities	31,160,407

Cash Flows Used for Financing Activities:
Cash provided by issuance of commerical paper	197,826,318
Repayment of commercial paper upon maturity	(217,571,228)
Proceeds from line of credit	20,000,000
Cash dividends and distributions paid	(22,596,456)
Tender offer	(7,943,167)
Net cash used for financing activities	(30,284,533)
Net increase in cash	875,874
Cash at beginning of year	70,379
Cash at end of year	$946,253

Cash paid for interest expense for leverage	$2,428,772

See accompanying notes

Financial highlights

Delaware Investments Dividend and Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$14.200	$12.650	$12.960	$11.700	$10.140

Income (loss) from investment operations:
Net investment income[1]	0.408	0.470	0.623	0.625	0.711
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.640)	2.150	0.027	1.595	1.989
Total from investment operations	(0.232)	2.620	0.650	2.220	2.700

Less dividends and distributions from:
Net investment income	(0.553)	(0.486)	(0.722)	(0.663)	(0.714)
Net realized gain on investments	(0.912)	(0.584)	(0.238)	(0.297)	—
Return of capital	(0.653)	—	—	—	(0.426)
Total dividends and distributions	(2.118)	(1.070)	(0.960)	(0.960)	(1.140)

Net asset value, end of period	$11.850	$14.200	$12.650	$12.960	$11.700

Market value, end of period	$10.660	$13.460	$12.550	$11.760	$11.840

Total return based on:[2]
Net asset value	(0.94% )	22.41%	5.44%	20.29%	27.13%
Market value	(5.99% )	16.96%	15.38%	7.78%	30.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$123,928	$156,324	$146,638	$166,929	$150,595
Ratio of expenses to average net assets	2.71%	2.71%	2.20%	1.51%	1.63%
Ratio of expenses to adjusted average net assets
(before interest expense)[3]	0.84%	0.88%	0.91%	0.76%	0.79%
Ratio of interest expense to adjusted average net assets[3]	1.25%	1.19%	0.78%	0.36%	0.37%
Ratio of net investment income to average net assets	2.92%	3.59%	4.81%	5.10%	6.70%
Ratio of net investment income to adjusted average net assets[3]	2.27%	2.74%	3.70%	3.78%	4.78%
Portfolio turnover	49%	63%	94%	89%	175%

Leverage Analysis:
Debt outstanding at end of period at par (000 omitted)	$44,000	$44,000	$48,000	$55,000	$55,000
Average daily balance of debt outstanding (000 omitted)	$43,716	$45,947	$51,697	$54,893	$54,882
Average daily balance of shares outstanding (000 omitted)	10,782	11,355	12,361	12,876	12,876
Average debt per share	$4.055	$4.046	$4.180	$4.260	$4.262
Asset coverage per $1,000 of debt outstanding at end of period	$3,820	$4,577	$4,073	$4,044	$3,743

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[3] Adjusted average net assets excludes debt outstanding.

See accompanying notes

Notes to financial statements

Delaware Investments Dividend and Income Fund, Inc.

November 30, 2007

Delaware Investments Dividend and Income Fund, Inc. (Fund) is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DDF.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. U.S. Government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Generally, index swap contracts, spread swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized,  measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in the Fund’s net asset value calculations as late as the Fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on May 31, 2008. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Distributions — The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains to the extent permitted and, if necessary, a return of capital. The current annualized rate is $0.96 per share ($0.08 monthly). The Fund continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Borrowings — During the year ended November 30, 2007, the Fund issued short-term commercial paper at a discount from par. The discount was amortized as interest expense over the life of the commercial paper using the straight-line method (See Note 7).

Repurchase Agreements — The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on

(continues)     21

Notes to financial statements

Delaware Investments Dividend and Income Fund, Inc.

1. Significant Accounting Policies (continued)

the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date as an estimate, subject to reclassification upon notice of the character of such distribution by the issuer.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $555 for the year ended November 30, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. DMC, as defined below, and its affiliates have previously and may in the future act as an investment advisor to mutual funds or separate accounts affiliated with the administrator of the commission recapture program described above. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment advisors and may also participate in other types of business and provide other services in the investment management industry.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.55%, which is calculated daily based on the adjusted average weekly net assets.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Fund and received a fee at an annual rate of 0.04% of adjusted average weekly net assets. For the year ended November 30, 2007, the Fund was charged $66,023 for these services.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets does not include the commercial paper or line of credit liability.

At November 30, 2007, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$79,413
Fees and expenses payable to DSC	10,899
Other expenses payable to DMC and affiliates*	58,587

*	DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and Directors’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended November 30, 2007, the Fund was charged $7,681 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Certain officers of DMC and DSC are officers and/or directors of the Fund. These officers and directors are paid no compensation by the Fund.

3. Investments

For the year ended November 30, 2007, the Fund made purchases of $91,517,341 and sales of $112,007,994 of investment securities other than short-term investments.

At November 30, 2007, the cost of investments for federal income tax purposes was $172,913,324. At November 30, 2007, net unrealized appreciation was $11,681,570, of which $21,028,772 related to unrealized appreciation of investments and $9,347,202 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2007 and 2006 was as follows:

	Year Ended
	2007	2006
Ordinary income	$6,457,314	$6,915,192
Long-term capital gains	9,173,698	5,252,912
Return of capital	6,965,444	—
Total	$22,596,456	$12,168,104

5. Components of Net Assets on a Tax Basis

As of November 30, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$112,392,634
Other temporary differences	(146,091)
Unrealized appreciation of investments	11,681,570
Net assets	$123,928,113

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, interest accrued on bonds in default, tax treatment of CDS contracts, and market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments, passive foreign investment companies, gain (loss) on contingent payment debt instruments, REITs and CDS contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2007, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$1,442,605
Accumulated net realized gain	(1,442,605)

6. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Mellon Investor Services, LLC, in the open market. There were no shares issued under the Fund’s dividend reinvestment plan for the years ended November 30, 2007 and 2006.

On May 21, 2007, the Fund’s Board of Directors approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 5% of its issued and outstanding shares at a price equal to the Fund’s net asset value at the close of business on the NYSE on July 2, 2007, the first business day following the expiration of the offer. The tender offer commenced on June 1, 2007 and expired on June 29, 2007. In connection with the tender offer, the Fund purchased 550,462 shares of capital stock at a total cost of $7,943,167. The tender offer was oversubscribed, and all tenders of the shares were subject to pro-ration (at a ratio of approximately 0.529105872) in accordance with the terms of the tender offer.

On May 18, 2006, the Fund’s Board of Directors approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 5% of its issued and outstanding shares at a price equal to the Fund’s net asset value at the close of business on the NYSE on July 3, 2006, the first business day following the expiration of the offer. The tender offer commenced on June 2, 2006 and expired on June 30, 2006. In connection with the tender offer, the Fund purchased 579,434 shares of capital stock at a total cost of $7,463,110. The tender offer was oversubscribed, and all tenders of the shares were subject to pro-ration (at a ratio of approximately 0.775731221) in accordance with the terms of the tender offer.

The Fund did not purchase any shares under the Share Repurchase Program during the years ended November 30, 2007 and 2006.

7. Commercial Paper

As of November 30, 2007, $24,000,000 (par value) of commercial paper was outstanding with an amortized cost of $23,939,400. The weighted discount rate of commercial paper outstanding at November 30, 2007 was 5.05%. The average daily balance of commercial paper outstanding during the year ended November 30, 2007 was $43,057,292 at a weighted discount rate of 5.35%. The maximum amount of commercial paper outstanding at any time during the year was $44,000,000. On November 19, 2007, the Fund reduced the commercial paper outstanding to $24,000,000 from $44,000,000.

In conjunction with the issuance of the commercial paper, the Fund entered into a Liquidity Agreement with JPMorgan Chase for $30,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.10% per annum on the unused balance. During the year ended November 30, 2007, there were no borrowings under this arrangement.

8. Line of Credit

On November 19, 2007, the Fund entered into a Credit Agreement with The Bank of New York for $44,000,000 that expires on November 18, 2008. At November 30, 2007, outstanding borrowings were $20,000,000 at the Fed Funds rate of 4.50% plus 0.25%. During the period November 19, 2007 to November 30, 2007, the average daily balance of loans outstanding was $20,000,000 at a weighted average interest rate of approximately 4.50% plus 0.25%. The maximum amount of borrowings outstanding at any time during the period was $20,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at a rate of 0.10% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

9. Swap Contracts

The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized

(continues)     23

Notes to financial statements

Delaware Investments Dividend and Income Fund, Inc.

9. Swap Contracts (continued)

appreciation/depreciation on swap contracts. Upon periodic payment/ receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended November 30, 2007, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized gains or losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of net assets.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2007, the market value of securities on loan was $17,161,513, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of net assets under the caption “Securities Lending Collateral.”

11. Credit and Market Risk

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2007. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily

11. Credit and Market Risk (continued)

marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Directors has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of net assets.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Change in Custodian

On August 9, 2007, Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA, 15285, became the Fund’s custodian. Prior to August 9, 2007, JPMorgan Chase Bank served as the Fund’s custodian.

14. Subsequent Events

On December 20, 2007, the commercial paper program and related Liquidity Agreement with JPMorgan Chase were terminated. On December 19, 2007, the Fund increased its borrowing under its Line of Credit Agreement with The Bank of New York to $44,000,000 from $20,000,000.

15. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2007, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary	(C)
Capital Gain	Income	Return	Total	(D)
Distributions	Distributions*	of Capital	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
40%	29%	31%	100%	41%

(A), (B) and (C) are based on a percentage of the Fund’s total distributions.

(D) is based on percentage of ordinary income distributions of the Fund.

[1] Qualifying dividends represent dividends, which qualify for the corporate dividends received deduction.

*	For the fiscal year ended November 30, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up a maximum amount $2,749,126 to be taxed at maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

Report of independent
registered public accounting firm

To the Shareholders and Board of Directors
Delaware Investments Dividend and Income Fund, Inc.

We have audited the accompanying statement of net assets of Delaware Investments Dividend and Income Fund, Inc. (the “Fund”) as of November 30, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Investments Dividend and Income Fund, Inc. at November 30, 2007, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
January 22, 2008

Other Fund information (unaudited)

Delaware Investments Dividend and Income Fund, Inc.

Proxy Results

The Fund held its Annual Meeting of Shareholders on August 15, 2007. At the Annual Meeting, the Fund’s shareholders elected nine Directors. The results of the voting at the meeting were as follows:

			No Ballot
Nominee	Shares Voted For	Shares Withheld	Received
Patrick P. Coyne	10,389,813.960	146,907.226	472,514.814
Thomas L. Bennett	10,390,838.960	145,882.226	472,514.814
John A. Fry	10,386,934.861	149,786.325	472,514.814
Anthony D. Knerr	10,390,601.074	146,120.112	472,514.814
Lucinda S. Landreth	10,389,868.960	146,852.226	472,514.814
Ann R. Leven	10,389,325.074	147,396.112	472,514.814
Thomas F. Madison	10,385,878.294	150,842.892	472,514.814
Janet L. Yeomans	10,389,355.180	147,366.006	472,514.814
J. Richard Zecher	10,388,135.960	148,585.226	472,514.814

Corporate Governance

The Fund’s audit committee charter is available on its web site at www.delawareinvestments.com, and the charter is also available in print to any shareholder who requests it. The Fund submitted its Annual CEO certification for 2007 to the New York Stock Exchange (“NYSE”) on September 14, 2007 stating that the CEO was not aware of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund had filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Commission’s web site at www.sec.gov.

Changes to Portfolio Management Team

During the year ended November 30, 2007, Thomas H. Chow, Kevin P. Loome, and Roger A. Early were appointed co-portfolio managers of the Fund in May 2007, August 2007, and January 2008, respectively. Messrs. Chow, Early, and Loome work with Babak Zenouzi, Damon J. Andres, D. Tysen Nutt, Jr., Anthony A. Lombardi, Robert A. Vogel, Jr., Nikhil G. Lalvani, and Nashira S. Wynn in making day-to-day decisions for the Fund.

Fund management

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager

Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Senior Portfolio Manager

Roger A. Early is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He re-joined Delaware Investments in March 2007. During his previous tenure at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. Early most recently worked at Chartwell Investment Partners, where he served as a senior portfolio manager in fixed income from 2003 to 2007. He also worked at Turner Investments from 2002 to 2003, where he served as chief investment officer for fixed income, and Rittenhouse Financial from 2001 to 2002. He started his career in Pittsburgh, leaving to join Delaware Investments in 1994 after 10 years at Federated Investors. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh, and he is a member of The CFA Society of Philadelphia.

(continues)     27

Other Fund information (unaudited)

Delaware Investments Dividend and Income Fund, Inc.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments

Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

Babak (Bob) Zenouzi
Senior Vice President, Senior Portfolio Manager

Bob Zenouzi rejoined Delaware Investments in May 2006. He left the firm in 1999 after seven years as an analyst and portfolio manager. Currently, he leads the firm’s REIT group, including the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also serves as lead portfolio manager for the firm’s Dividend Income products, which he helped create in the 1990s. Most recently, Zenouzi worked at Chartwell Investment Partners from 1999 to 2006, where he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager

Damon J. Andres, who joined Delaware Investments in 1994, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader – Large-Cap Value Focus Equity

D. Tysen Nutt Jr. joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Before joining the firm, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. He departed MLIM as a managing director. Prior to joining MLIM in 1994, Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager

Anthony A. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Previously, Lombardi worked at Merrill Lynch Investment Managers from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that, he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings in 1989. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager

Robert A. Vogel Jr. joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm’s Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola College in Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and The CFA Society of Philadelphia.

Nikhil G. Lalvani, CFA
Vice President, Portfolio Manager

Nikhil G. Lalvani is a portfolio manager with the firm’s Large-Cap Value Focus team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University and is a member of The CFA Society of Philadelphia.

Nashira S. Wynn
Vice President, Portfolio Manager

Nashira S. Wynn is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill Lynch Investment Managers, starting there in July 2001. Wynn earned a bachelor’s degree in finance, with a minor in economics, from The College of New Jersey, and she attended England’s Oxford University as a presidential scholar.

Jordan L. Irving and Timothy L. Rabe are no longer co-portfolio managers for the Fund.

Distribution Information

Shareholders were sent monthly notices from the Fund that set forth estimates, on a book basis, of the source or sources from which monthly distributions were paid. Subsequently, certain of these estimates have been corrected in part. Listed below is a written statement of the sources of these monthly distributions on a book basis.

	Net Investment	Return of	Gain from	Total
	Income	Capital	Sale of Securities	Distribution
	per share	per share	per share	Amount
12/06	$0.040	$ —	$0.288	$0.328
1/07	0.044	0.005	0.031	0.080
2/07	0.029	0.020	0.031	0.080
3/07	0.045	0.035	—	0.080
4/07	0.035	0.045	—	0.080
5/07	0.035	0.045	—	0.080
6/07	0.036	0.044	—	0.080
7/07	0.039	0.041	—	0.080
8/07	0.031	0.049	—	0.080
9/07	0.038	0.042	—	0.080
10/07	0.030	—	0.050	0.080
11/07 - Regular Monthly Distribution	0.004	0.076	—	0.080
11/07 - Special Distribution	0.042	0.239	0.629	0.910
Total	$0.448	$0.641	$1.029	$2.118

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware the tax treatment of distributions may differ from their book treatment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

(continues)     29

Other Fund information (unaudited)

Delaware Investments Dividend and Income Fund, Inc.

Change in Fund Accounting and Financial Administration Services Agent and Custodian

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. Those services include performing functions related to calculating the Fund’s NAV and providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Fund pays Mellon Bank, N.A. an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses and transactional charges. Effective October 1, 2007, Delaware Service Company, Inc. (“DSC”) provides fund accounting and financial administration oversight services to the Fund. Those services include overseeing the Fund’s pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Fund pays DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to Mellon Bank, N.A. and DSC under the service agreements described above will be allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and financial administration services to the Fund at an annual rate of 0.04% of the Fund’s average daily net assets.

Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15285, is custodian of the Fund’s securities and cash. As custodian for the Fund, Mellon Bank, N.A. maintains (a) separate account(s) for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund’s portfolio securities.

Termination of Commercial Paper Program

On October 25, 2007, the Fund’s Board of Directors approved an agreement that allowed the Fund to enter into a $44,000,000 revolving credit facility with The Bank of New York. The credit facility replaced the Fund’s commercial paper program that permitted the Fund to issue up to $60 million in commercial paper. The conversion to the credit facility occurred in two steps, in conjunction with the expiration of a $20 million tranche of commercial paper on November 19, 2007 and a $24 million tranche of commercial paper on December 19, 2007. Accordingly, the commercial paper program and the related liquidity agreement expired on December 20, 2007.

Changes to Fund’s Investment Strategies and Policies

In August 2007, the Fund’s Board of Directors approved the following changes in investment strategies. The changes became effective on October 23, 2007, after a 60 day notice period.

A loan participation is an interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiring of such interest payments, and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. The Fund may invest without restriction in loan participations that meet the credit standards established by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets and the general quality and creditworthiness of the borrower. The Fund may invest without limitation in loan participations in order to enhance total return, to affect diversification or to earn additional income. The Fund will not use loan participations for reasons inconsistent with its investment objective.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution that has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as novations, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender’s interest in a loan either directly from the lender or through an intermediary.

The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Loans and other direct indebtedness involve the risk that the Fund will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will, at all times, hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments. The Fund’s ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate the creditworthiness of the borrower and the lending institution and will treat both the borrower and the lending institution as an “issuer” of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund’s portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

Tender Offer

As described in Note 6 to the Financial Statements, the Fund conducted a tender offer in 2007. There can be no assurance that a tender offer will reduce or eliminate any spread between market price and the net asset value of the Fund’s shares. The market price of the shares will, among other things, be determined by the relative demand for and supply of shares in the market, the Fund’s investment performance, the Fund’s dividends and yields, and investor perception of the Fund’s overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that a tender offer may be conducted may result in more of a reduction in the spread between market price and net asset value than might otherwise be the case. The Fund’s Board of Directors, consistent with its fiduciary obligations, may explore alternatives to a tender offer to reduce or eliminate the Fund’s potential market value discount from net asset value. Therefore, the Fund cannot provide assurance that it will make tender offers in the future.

The tender offer plan described in the Fund’s prospectus contemplates that a shareholder wishing to accept a tender offer must tender all (but not less than all) of the Fund shares owned by the shareholder or attributed to it under Section 318 of the Internal Revenue Code, unless the Fund has received a private letter ruling from the Internal Revenue Service (“IRS”) that a tender of less than all of a shareholder’s shares will not cause non-tendering shareholders to realize constructive distributions on their shares under Section 305 of the Internal Revenue Code. In connection with the 2005 tender offer and the favorable private letter ruling received by the Fund on May 5, 2005, the Fund, through its counsel, was informed by the Office of Associate Chief Counsel (Corporate) that the IRS would not issue to the Fund a similar ruling in future years. The IRS’s informal policy is to issue no more than two such rulings to any one taxpayer on the premise that multiple tender offers may constitute such a “plan” that has the result of increasing the proprietary interests of some shareholders in the assets and income of the funds and the receipt of money by other shareholders. Since the Fund’s organization in 1993, the Fund has consummated four tender offers, including tender offers in 2000, 2005, 2006, and 2007.

In light of this communication from the IRS, it was determined that the Fund had no affirmative obligation to obtain a ruling from the IRS as a precondition to accepting partial tenders. The Fund has previously stated that it would not seek a private letter ruling from the IRS in connection with accepting partial tenders for any future Fund tender offers.

Dividend Reinvestment Plan

The Fund offers an automatic dividend reinvestment program (“Plan”). Shareholders who have shares registered in their own names are automatically considered participants in the Plan, unless they elect to withdraw from the Plan. Shareholders who hold their shares through a bank, broker or other nominee should request the bank, broker or nominee to participate in the Plan on their behalf. This can be done as long as the bank, broker or nominee provides a dividend reinvestment service for the Fund. If the bank, broker or nominee does not provide this service, such shareholders must have their shares taken out of “street” or nominee name and re-registered in their own name in order to participate in the Plan.

Mellon Investor Services, LLC (“Mellon”) will apply all cash dividends, capital gains and other distributions (collectively, “Distributions”) on the Fund’s shares of common stock which become payable to each Plan participant to the purchase of outstanding shares of the Fund’s common stock for such participant. These purchases may be made on a securities exchange or in the over-the-counter market, and may be subject to such terms of price, delivery and related matters to which Mellon may agree. The Fund will not issue new shares in connection with the Plan.

Distributions reinvested for participants are subject to income taxes just as if they had been paid directly to the shareholder in cash. Participants will receive a year-end statement showing distributions reinvested, and any brokerage commissions paid on such participant’s behalf.

Shareholders holding shares of the Fund in their own names who wish to terminate their participation in the Plan may do so by sending written instruction to Mellon so that Mellon receives such instructions at least 10 days prior to the Distribution record date. Shareholders with shares held in account by a bank, broker or other nominee should contact such bank, broker or other nominee to determine the procedure for withdrawal from the Plan.

If written instructions are not received by Mellon at least 10 days prior to the record date for a particular Distribution, that Distribution may be reinvested at the sole discretion of Mellon. After a shareholder’s instructions to terminate participation in the Plan become effective, Distributions will be paid to shareholders in cash. Upon termination, a shareholder may elect to receive either stock or cash for all the full shares in the account. If cash is elected, Mellon will sell such shares at the then current market value and then send the net proceeds to the shareholder, after deducting brokerage commissions and related expenses. Any fractional shares at the time of termination will be paid in cash at the current market price, less brokerage commissions and related expenses, if any. Shareholders may at any time request a full or partial withdrawal of shares from the Plan, without terminating participation in the Plan. When shares outside of the Plan are liquidated, Distributions on shares held under the Plan will continue to be reinvested unless Mellon is notified of the shareholder’s withdrawal from the Plan.

An investor holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Please contact your broker/dealer for additional details.

Mellon will charge participants their proportional share of brokerage commissions on market purchases. Participants may obtain a certificate or certificates for all or part of the full shares credited to their accounts at any time by making a request in writing to Mellon. A fee may be charged to the participant for each certificate issuance.

If you have any questions and shares are registered in your name, contact Mellon at 800 851-9677. If you have any questions and shares are registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	84	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	84	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	84	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	84	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	84	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	84	Director and
2005 Market Street		October 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	84	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	84	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
July 31, 1948			(July 1995–January 2003)
3M Corporation

Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Trustee	Since	Founder —	84	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	84	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	84	None[4]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 25, 2007	different times at
19103			Delaware Investments.

October 26, 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	84	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	84	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

This annual report is for the information of Delaware Investments® Dividend and Income Fund, Inc. shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock on the open market at market prices.

Board of Directors

Patrick P. Coyne
Chairman, President,
and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett†
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison†
President and Chief Executive Officer
MLM Partners Inc.
Minneapolis, MN

Janet L. Yeomans†
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher†
Founder
Investor Analytics
Scottsdale, AZ

†Audit committee member

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund’s Web site at http://www.delawareinvestments.com; and (iii) on the Commission’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

Contact information

Investment manager
Delaware Management Company
a series of Delaware Management
Business Trust
Philadelphia, PA

Principal office of the Fund
2005 Market Street
Philadelphia, PA 19103-7057

Independent registered public
accounting firm
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

Registrar and stock transfer
agent
BNY Mellon Investor Services
480 Washington Blvd.
Jersey City, NJ 07310
800 851-9677

For securities dealers
and financial institutions
representatives
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Your reinvestment options
Delaware Investments Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Mellon Investor Services, LLC at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

(2611)	Printed in the USA
AR-DDF [11/30] CGI 1/08	MF-07-12-022 PO12526

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $14,300 for the fiscal year ended November 30, 2007.

_______________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $13,700 for the fiscal year ended November 30, 2006.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $6,868 for the fiscal year ended November 30, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures report with respect to the Fund’s commercial paper program as required by the applicable rating agencies.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $6,868 for the fiscal year ended November 30, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures report with respect to the Fund’s commercial paper program as required by the applicable rating agencies.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $15,000 for the registrant’s fiscal year ended November 30, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures report to the registrant’s Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,050 for the fiscal year ended November 30, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2007.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,500 for the fiscal year ended November 30, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2006.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2007.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2006.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

          (f) Not applicable.

          (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $259,606 and $263,188 for the registrant’s fiscal years ended November 30, 2007 and November 30, 2006, respectively.

          (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Thomas L. Bennett, Thomas F. Madison, Janet L. Yeomans and J. Richard Zecher.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The registrant has formally delegated to its investment adviser (the “Adviser”) the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

     The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

     Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     The following chart lists certain information about types of other accounts for which the portfolio managers are primarily responsible as of November 30, 2007.

				Total Assets
				in Accounts with
			No. of Accounts with	Performance-
	No. of	Total Assets	Performance-Based	Based
	Accounts	in Accounts Fee	Fees	Fee
Damon J. Andres
Registered	8	$2.6 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	3	$83.2 million	0	$0

Thomas H. Chow
Registered	17	$8.7 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	4	$1.6 billion	0	$0
Roger A. Early
Registered	15	$4.9 billion	0	$0
Investment
Companies
Other pooled	1	$7.7 million	0	$0
Investment Vehicles
Other Accounts	20	$3.9 billion	0	$0
Nikhil G. Lalvani
Registered	11	$4.3 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	28	$4.2 billion	2	$1.1 billion
Anthony A. Lombardi
Registered	11	$4.3 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	28	$4.2 billion	2	$1.1 billion
Kevin P. Loome
Registered	18	$6.8 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	6	$584.3 million	0	$0
D. Tysen Nutt, Jr.
Registered	11	$4.3 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	28	$4.2 billion	2	$1.1 billion
Robert A. Vogel, Jr.
Registered	11	$4.3 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	28	$4.2 billion	2	$1.1 billion

Nashira S. Wynn
Registered	11	$4.3 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	28	$4.2 billion	2	$1.1 billion
Babak Zenouzi
Registered	8	$2.6 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	3	$83.2 million	0	$0

Description of Material Conflicts of Interest

     Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Funds and the investment action for each account and Fund may differ. For example, an account or Fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one account may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or Fund. The investment opportunity may be limited, however, so that all accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple accounts.

     A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Manager’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

     Each portfolio manager’s compensation consists of the following:

     Base Salary. Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative and qualitative factors. The amount of the pool for bonus payments is first determined by mathematical equation based on assets, management fees and expenses, including fund waiver expenses, for registered investment companies, pooled vehicles, and managed separate accounts. Generally, approximately 80% of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper peer group percentile ranking on a one-year and three-year basis. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking in consultant databases. There is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The managed separate accounts are compared to Callan and other databases. The remaining 20% portion of the bonus is discretionary as determined by Delaware and takes into account subjective factors.

     Due to the transitioning of responsibilities of Mr. Early and Mr. Loome, their bonus for the past year was guaranteed. It is anticipated that going forward an objective component will be added that is reflective of account performance relative to an appropriate peer group or database.

     Deferred Compensation. Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

     Stock Option Incentive Plan/Equity Compensation Plan: Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or “non-qualified” stock options). In addition, certain managers may be awarded restricted stock units, or “performance shares”, in Lincoln. Delaware Investments U.S., Inc., is an indirect subsidiary of DMH and, therefore, of Lincoln.

     The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain investment personnel of the Manager with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority.

     Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln’s Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln’s achievement of certain performance goals relative to a pre-determined peer group.

     Other Compensation: Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
     As of November 30, 2007, none of the Fund’s portfolio managers owned shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

	(3)	Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Investments Dividend and Income Fund, Inc.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 1, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 1, 2008

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 1, 2008